18 September 2006

Crusade Management Limited
4-16 Montgomery Street
Kogarah   NSW  2217

Dear Sirs

CRUSADE GLOBAL TRUST NO. 2 OF 2006

We have acted for Crusade Management Limited (CML) in connection with the preparation of the following documents:

(a)  Prospectus dated 31 August 2006 (the PROSPECTUS);

(b)  Prospectus Supplement dated 15 September 2006 (the PROSPECTUS SUPPLEMENT);

(c)  Registration Statement on Form S-3, File No. 333-128920 together with exhibits and any amendments to it (the REGISTRATION STATEMENT);

(d)  Master Trust Deed dated 14 March 1998 between St.George Bank Limited
     (ST.GEORGE), CML and Perpetual Trustees Consolidated Limited (formerly
     National Mutual Trustees Limited) (the ISSUER TRUSTEE) (the MASTER TRUST
     DEED);

(e)  Supplementary Terms Notice dated on or about 20 September 2006 between, among others, CML and the Issuer Trustee;

(f)  Note Trust Deed dated on or about 20 September 2006 between CML, the Issuer
     Trustee, P.T.Limited and any Note Trustee;

(g)  Security Trust Deed dated 14 September 2006 between, among others, CML and the Issuer Trustee; (h) Agency Agreement dated on or about 20 September
     2006 between, among others, CML and the Issuer Trustee; and

(i)  Servicing Agreement dated 19 March 1998 between St.George, the Issuer
     Trustee and CML,

(collectively the PROSPECTUS DOCUMENTS) as filed by CML with the Securities and
Exchange Commission (the COMMISSION) under the US Securities Act of 1933, as amended (the ACT), relating to the Notes (as defined below).

The Prospectus Documents relate to the offer and sale of Class A-1 Mortgage
Backed Notes (the NOTES) to be issued by Perpetual Trustees Consolidated
Limited, in its capacity as trustee of the Crusade Global Trust No. 2 of 2006.

Definitions in the Prospectus Documents apply in this opinion but Relevant
Jurisdiction means the Commonwealth of Australia or New South Wales. No assumption or qualification in this opinion limits any other assumption or qualification in it.

1.   DOCUMENTS

     We have examined a copy of the Prospectus Documents.

2.   ASSUMPTION

     For the purposes of giving this opinion we have assumed that where a document has been submitted to us in draft form it will be executed in the form of that draft.

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3.   QUALIFICATIONS

     Our opinion is subject to the following qualifications:

     (a)   we express no opinion as to any laws other than the laws of each
           Relevant Jurisdiction as in force at the date of this opinion and, in particular we express no opinion as to the laws of the United States of America; and

     (b)   our opinion is subject to the explanations and qualifications set forth under the caption "Australian Tax Matters" in the Prospectus and the Prospectus Supplement.

4.   OPINION

     Based on the assumption and subject to the qualifications set out above
     (which, except where expressly stated, apply equally to each of the opinions below) we are of the following opinion.

     (a)   Any final and conclusive judgment of a court of the State of New
           York, USA, or the United States Federal Court having jurisdiction recognised by the Relevant Jurisdiction, in respect of an obligation under a Note, which is for a fixed sum of money, would be enforceable by action in the courts of each Relevant Jurisdiction without a re-examination of the merits of the issues determined by the proceedings in the New York court or the United States Federal Court, as applicable, unless:

           (i)   the proceedings in the New York State court or the United
                 States Federal Court, as applicable, involved a denial of the principles of natural justice;

           (ii)  the judgment is contrary to the public policy of the Relevant
                 Jurisdiction;

           (iii) the judgment was obtained by fraud or duress or was based on a clear mistake of fact;

           (iv)  the judgment is a penal or revenue judgment; or

           (v)   there has been a prior judgment in another court between the same parties concerning the same issues as are dealt with in the judgment or the New York State Court or the United States
                 Federal Court (as applicable).

                 In particular, actions (including as original actions or
                 actions to enforce judgments of a United States court) relating to civil liabilities predicated on Federal securities laws of the United States may not be capable of being brought in a
                 Relevant Jurisdiction.

     (b)   A judgment by a court in a Relevant Jurisdiction may be given in some cases only in Australian dollars.

We consent to the filing of this letter as an exhibit to the Registration
Statement on Form S-3 and we consent to the references to our firm under the heading in the Prospectus and the Prospectus Supplement "Enforcement of Foreign
Judgments in Australia", without admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Commission issued under the Act with respect to any part of the Registration Statement, including this exhibit.

Yours faithfully

/s/ Allens Arthur Robinson

ALLENS ARTHUR ROBINSON

ANDREW JINKS
Partner

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